UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

COUGAR HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada 000-50096 30-0135720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10655 NE 4th Street, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 604-879-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2005, the Board of Directors of Cougar Holdings Inc. unanimously adopted a resolution approving and adopting the Cougar Holdings Inc. 2005 Stock Incentive Plan, consistent with the approvals obtained from stockholders holding 2,700,001 shares of common stock (96.15% of outstanding common stock).  The aggregate number of shares of common stock that may be issued under this plan will not exceed 800,000 (subject to adjustment provisions).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibits

10.1	Cougar Holdings Inc. 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

(Registrant)
Date	April 29, 2005

/s/ Terry G. Cook

Terry G. Cook
President and Director